UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 7, 2014

NAUGATUCK VALLEY FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-167482	01-0969655
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

333 Church Street, Naugatuck, Connecticut	06770
(Address of principal executive offices)	(Zip Code)

(203) 720-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 7, 2014, the Board of Directors of Naugatuck Valley Financial Corporation (the “Company”) appointed J. Allen Kosowsky to the class of directors whose terms expire at the Company’s 2014 annual meeting of shareholders and the Board of Directors of the Company’s wholly-owned subsidiary, Naugatuck Valley Savings and Loan (the “Bank”), appointed Mr. Kosowsky as a Director of the Bank. Both appointments are effective February 7, 2014.

Item 8.01	Other Events.

On February 12, 2014, the Company issued a press release announcing Mr. Kosowsky’s appointment as a Director. A copy of the press release is attached as an exhibit hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press Release dated February 12, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NAUGATUCK VALLEY FINANCIAL CORPORATION

Date: February 12, 2014	By:	/s/ William C. Calderara
William C. Calderara
President and Chief Executive Officer